UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 11, 2005

Date of Report

(Date of earliest event reported)

GE LIFE AND ANNUITY ASSURANCE COMPANY

(exact name of registrant as specified in charter)

Virginia	333-69620	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

GE Life and Annuity Assurance Company (the “Company”) is filing this Current Report on Form 8-K to provide supplemental disclosure regarding its business and financial results. This disclosure is attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GE LIFE AND ANNUITY ASSURANCE COMPANY

	By:	/s/ J. Kevin Helmintoller
Date: October 11, 2005		J. Kevin Helmintoller
Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

99.1	Business description of GE Life and Annuity Assurance Company

99.2	Selected Financial Information of GE Life and Annuity Assurance Company

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of GE Life and Annuity Assurance Company

99.4	Quantitative and Qualitative Disclosures About Market Risk of GE Life and Annuity Assurance Company